UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

Manager’s Discussion of Fund Performance	(Unaudited)

Dear Fellow Shareholders:

Much of what I wrote in the letter contained in the April 30, 2017 Semi-Annual Report still applies today and could justifiably be contained in this letter. For brevity, I will not repeat everything I wrote earlier this year that is still relevant, but I recommend that you reread the letter in the Semi-Annual Report. I do want to repeat and emphasize that the portfolio manager of the Fund has changed. The fiscal year ended October 31, 2017 is the first year during which I served as sole portfolio manager.

The Total Return of the Fund for the year ended October 31, 2017 was 10.52% (after all fees). While there were ups and downs in the portfolio, the top five contributors to the Fund’s appreciation during the fiscal year were Alamo Group (ALG), Trimas Corp. (TRS), CBIZ, Inc. (CBZ), Citigroup (C), and Nomad Foods (NOMD). While there isn’t necessarily one consistent theme that accounts for the performance of the entire portfolio during the year, there are some observations worth making. First, as I said in my last letter there was a general benefit from the “Trump Bump” phenomenon during the Fund’s fiscal year, which began shortly before President Trump was elected and the Republican party took control of Congress. After the election, market sentiment turned optimistic in anticipation of a positive impact of President Trump’s and the Republican Party’s business agenda. Many of the companies in the Fund’s portfolio (including ALG, TRS, CBZ and C) derive a significant portion of their profits from the U.S. and stand to benefit from a reduction in the U.S. federal corporate income tax rate. Secondly, the performance of the ALG investment illustrates a key tenet of our investment approach. When we purchased ALG, it was an overlooked small-cap company trading at what we believed was an irrationally low valuation of 9X free cash flow. While the underlying business has performed well recently, when we first acquired our position, its sales weren’t growing. A significant portion of the appreciation in the stock price since our purchase has come from the market assigning a higher valuation multiple to the company’s cash flows, not from growth in the cash flows. We will continue to strive to find similarly inefficiently low priced stocks, swaying the Fund’s portfolio composition more toward under followed “value stocks” (like the ALGs of the world) and away from the well-known, growth, high-tech stocks that are in vogue today. Lastly, in my previous letter, I mentioned NOMD and Emerald Expositions (EEX) as the two most recent additions to the Fund’s portfolio (acquired in April 2017). Since our purchase, both stocks have appreciated significantly. This should not be perceived as a new found trading strategy of picking stocks for holding periods of months rather than years. We continue to execute the same, patient long-term approach as in the past where the underlying assumption is that eventually the stock price will trade in line with our valuation estimate. We cannot predict when a stock’s price should appreciate towards our estimate of value; sometimes it takes years and sometimes it can occur more quickly, as in the cases of EEX and NOMD.

During the year ended October 31, 2017, the Total Return of the Russell 2000 Value Index, the Fund’s historical benchmark, was 24.81% (before the deduction of any fees). In itself, the Fund’s total return of 10.52% is not bad, but comparing this performance to the Russell 2000 Value Index begs the question as to why the Fund underperformed its benchmark. First, we believe performance measured over a short period of time (e.g., one year) isn’t that meaningful; second, the Russell 2000 Value Index is not necessarily a useful benchmark. With that said, the key drivers of the gap between these two numbers relate more to what stocks were in the Index and not in the Fund than what was in the Fund.    During the year ended October 31, 2017, over 30% of the Russell 2000 Value Index was concentrated in financial services stocks, which contributed almost 9 percentage points of that Index’s return. During the year, the Fund owned one stock that is categorized as a financial services stock, Citigroup, which made up 3%-4% of the Fund’s portfolio and contributed almost 1  1⁄2 percentage points to the Fund’s return. Given the diversification requirements of the Fund, it is unlikely that the Fund would ever be as highly concentrated in the financial services industry as the Russell 2000 Value Index was during the period (i.e., 30%+). In fact, Citigroup’s stock appreciation during the period was greater than the average of the group of financial services stocks in the Russell 2000 Value Index. Additionally, during the year, technology industry stocks made up 17%-18% of the Index and contributed about 5  1⁄2 percentage points to its return. We did not own any technology stocks during this period, as we couldn’t identify any such stocks that met our disciplined risk/reward criteria.

Technology stocks have been a primary contributor to the recent strong performance of the more well-known stock market benchmark, the S&P 500 Index. During the year ended October 31, 2017 the return of the S&P 500 Index was 23.6%. The following comment from last year’s Annual Report continued to apply:

It is worth noting that some of the recent years’ performance discrepancy versus the S&P 500 Index can be attributed to the appreciation in the so called FANG stocks — Facebook, Amazon, Netflix, and Google — high multiple, large capitalization, technology stocks that generally would not fall within our purview.

I, on reflection, would add Apple and Microsoft to the list. The increases in large-cap technology stock prices have helped to contribute to an increase in the valuation of the S&P 500 Index. As a reminder, all other things being equal, an increase in valuation (e.g., a price/ earnings [P/E] ratio) means an increase in risk (of loss) – that is, one pays a higher price for the same amount of earnings. A year ago, the next twelve month’s P/E ratio of the S&P 500 was about 17X; now it is around 18X. Market historians and statisticians suggest that this level is high versus past long-term averages, but as I wrote in my last letter:

Based on historical valuation metrics, I would not consider the current valuation of the overall stock market to be “cheap”, but it is harder to make a statement as to its “degree of expensiveness”. With the current low interest rate environment and a growing economy (not to mention the potential benefits from the new Administration’s initiatives), one might consider the stock market valuation to be “reasonable” and not necessarily “expensive” (assuming these conditions were sustained).

As 2017 comes to a close, the U.S. Congress has passed new tax legislation, and it appears likely that U.S. corporations will soon benefit from a reduction in their federal income tax rate. Stock market quantitative analysts indicate that this could lead to a 5%-10% increase in the after tax profits of the overall stock market. In such a scenario, all other things being equal, the P/E ratio of the S&P 500 Index (“stock market”) would likely decline from 18X to a more reasonable level of approximately 16.5X.

Despite an overall stock market that appears to be closer to expensive than cheap, during the last six months, we made two additions to the portfolio, Lennar Corporation and Teekay Offshore Partners, as described below.

Lennar Corporations (LEN) is one of the largest homebuilders in the United States. It was founded as a local Miami homebuilder in 1954, went public in 1971, and has grown or-

ganically and through acquisition into a diversified, national platform. In fiscal 2017, LEN built and delivered almost 30,000 homes, and when combined with its recently announced acquisition of CalAtlantic Homes, its total home deliveries are expected to increase to almost 45,000. In addition to its core homebuilding business, LEN operates other smaller, related businesses including financial services (provision of mortgages and title insurance to homebuyers), commercial real estate investment management, apartment development, and land development.

We have followed the U.S. homebuilding industry for almost two decades and we believe we are in the midst of a multi-year up cycle with several more years to go. We have a great amount of respect for Lennar’s management team and are impressed by their opportunism when acquiring land inexpensively after the price declines brought on by the 2008/2009 financial crisis and Great Recession. Homebuilding is an asset intensive business that requires a significant amount of capital to fund the acquisition and development of land and the building of houses. LEN’s large size and strong balance sheet put the company in a strong competitive position with regard to cost of capital and operating efficiency.

We acquired our position in LEN shortly after it spun-off its land development business (Five Point Holdings [FPH]) into a separate publicly-traded company. This spin-out placed a public market value on FPH and brought to light the opportunity, in our view, to acquire a position in LEN’s core homebuilding (& financial services) business at an attractive P/E ratio of 11X-12X. We think the upside appreciation potential for LEN’s stock from our approximately $50/share purchase price is favorable given the solid historical returns produced by the homebuilding business, our expected continued cyclical industry recovery, the company’s aforementioned competitive advantages, our confidence in management’s capital allocation acumen, and in our view, an attractively-valued purchase price.

Teekay Offshore Partners (TOO) is an international provider of marine transportation, production and storage services to the oil industry, primarily operating in offshore regions of the North Sea, Brazil and the East Coast of Canada. TOO owns and operates 63 offshore assets, including floating production, storage and offloading (FPSO) units, and specialized transportation vessels (“shuttle tankers”). The majority of TOO’s fleet is employed on medium-term, stable-priced contracts with investment grade counterparties. Generally, TOO’s customers’ oil fields have long lives and relatively low operating costs, making it likely that they will continue to produce and use TOO’s services, and potentially limiting TOO’s exposure to oil price declines.

TOO’s business is largely split into two segments – FPSOs and shuttle tankers. FPSOs are engineered for a particular customer and oil field, which limits competition. Shuttle tankers transport oil from an FPSO to land in geographic areas where pipelines are cost prohibitive (shuttle tankers are often described as “floating pipelines”). In the shuttle tanker business, TOO shares a duopoly with number two player Knutsen. Within its shuttle tanker business, TOO dominates a taxi-like service (under what is called a “contract of affreightment” [COA]) where customers pay to use Teekay’s network of available shuttle tankers on an as-needed basis. This large, entrenched COA network represents a barrier to competitive entry, which enhances TOO’s returns.

Teekay Offshore, which is a master limited partnership (MLP) came to our attention when a Brookfield Asset Management (BAM) affiliate invested $640MM in the company, as part of a balance sheet restructuring transaction, and took control. The Fund holds a position in BAM, a company in which we’ve invested for over 17 years. In our view, Brookfield’s management team is exceptional, and we take note of all the company’s major investment actions. Although we’re typically skeptical of investing in commodity businesses (such as shipping and energy), the more deeply we dug into the TOO investment case, the more attractive it looked to us. The problems that caused TOO to get into financial trouble appear to be fixable by Brookfield, the largest being its high amount of financial leverage, which was largely corrected when Brookfield invested $640MM of new equity into the company (and cut the dividend to a de minimis amount). Despite largely stable operating cash flows, former TOO management overleveraged the company’s balance sheet when it embarked on an overly aggressive growth plan while attempting to sustain a high dividend amount.

Although investing in an energy services company, like TOO, can be relatively risky, we believe that we are more than compensated by the aforementioned investment merits and in our view, the attractive price we paid for the stock. We estimate that we acquired our position at a leveraged free cash flow yield of over 25%. We believe that part of the reason that we’ve had the opportunity to buy TOO at such an attractive (i.e., “cheap”) price is because most of its prior shareholders (dividend focused MLP funds) have largely been forced sellers after TOO virtually eliminated its dividend to focus on deleveraging.

I appreciate your continued confidence.

Sincerely,

Paul E. Patrick
Portfolio Manager

December 2017

Performance through 9/30/17 is 6.10% (one year), 3.42% (annualized five year) and 2.10% (annualized 10 year). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Investing involves risk including loss of principal. Holdings are subject to change.

A company may reduce or eliminate its dividend, causing losses to the Fund.

Comparison of Change in the Value of a $10,000 Investment in the

FMC Strategic Value Fund versus the Russell 2000 Value Index (Unaudited)

	AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIOD ENDED OCTOBER 31, 2017
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception Return*
FMC Strategic Value Fund	10.52%	-3.78%	4.12%	1.99%	8.49%
Russell 2000 Value Index(2)	24.81%	9.67%	13.58%	7.04%	9.26%

*	Fund commenced operations on August 17, 1998.
(1)	As stated in the Fund’s prospectus, the annual fund operating expenses are 1.22%, not including acquired fund fees and expenses. The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).
(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Composition(3)

(3)	Portfolio composition percentages are based upon the total investments of the Fund as of October 31, 2017.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2017

	Shares	Value (000)

Common Stock (91.6%)

Airlines (3.3%)
Southwest Airlines	59,835	$3,222

Automotive (3.0%)
Horizon Global*	178,475	2,897

Aviation (4.6%)
Fly Leasing Ltd. ADR*	320,130	4,466

Banks (4.1%)
Citigroup	55,000	4,042

Food & Beverage (3.7%)
Nomad Foods Ltd.*	242,725	3,665

Health Care (5.2%)
Capital Senior Living*	383,000	5,094

Homebuilding (6.5%)
Lennar, Cl A	55,450	3,087
New Home*	285,000	3,314

		6,401

Industrial/Manufacturing (13.9%)
Alamo Group	39,539	4,172
AZZ	62,000	2,964
TriMas*	245,550	6,519

		13,655

Media (2.8%)
Emerald Expositions Events	115,900	2,699

Miscellaneous Conglomerate (12.0%)
Brookfield Asset Management, Cl A	155,000	6,501
Dundee, Cl A*(1)	769,450	1,872
Onex(1)	44,000	3,360

		11,733

Miscellaneous Consumer (15.9%)
HRG Group*	435,700	7,067
Newell Brands	116,370	4,746
Prestige Brands Holdings*	80,000	3,752

		15,565

Paper (2.7%)
Neenah Paper	31,000	2,691

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2017

	Shares	Value (000)

Retail-Restaurants (3.6%)
Carrols Restaurant Group*	315,075	$3,545

Services (3.0%)
CBIZ*	174,300	2,954

Transportation (2.1%)
Teekay Offshore Partners(2)	792,900	2,030

Transportation Equipment (5.2%)
AMERCO	13,075	5,134

Total Common Stock
(Cost $66,036)		89,793

Short-Term Investment (8.0%)
Dreyfus Treasury Prime Cash Management Fund, Cl I, 0.920%(3) (Cost $7,880)	7,880,107	7,880

Total Investments (99.6%)
(Cost $73,916)		$97,673

Percentages are based on Net Assets (in thousands) of $98,032.

*	Non-income producing security.

(1)	Security is traded on a foreign stock exchange.

(2)	Security is a Master Limited Partnership. At October 31, 2017, such securities amounted to $2,030 (000), or 2.1% of net assets.

(3)	The rate shown is the 7-day effective yield as of October 31, 2017.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of October 31, 2017, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy.

During the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2017, the Fund did not hold any Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

October 31, 2017

Assets:
Investments at Value (Cost $73,916)	$97,673
Cash	2
Receivable for Investment Securities Sold	838
Dividends Receivable	19
Other Assets	12

Total Assets	98,544

Liabilities:
Payable for Capital Shares Redeemed	385
Payable to Adviser	85
Payable to Administrator	10
Payable to Officers	1
Payable to Trustees	1
Other Accrued Expenses	30

Total Liabilities	512

Net Assets	$98,032

Net Assets Consist of:
Paid-in Capital	$61,056
Accumulated Net Investment Loss	(1,426)
Accumulated Net Realized Gain on Investments	14,645
Net Unrealized Appreciation on Investments	23,757

Net Assets	$98,032

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,159,300(1)

Net Asset Value, Offering and Redemption Price Per Share	$23.57

(1) Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund

For the Year Ended October 31, 2017

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $19)	$773
Interest Income	4

Total Investment Income	777

Expenses:
Investment Advisory Fees	1,145
Administration Fees	137
Trustees’ Fees	7
Officers’ Fees	2
Transfer Agent Fees	43
Professional Fees	36
Registration and Filing Fees	22
Printing Fees	19
Custodian Fees	7
Other Expenses	9

Total Expenses	1,427

Net Investment Loss	(650)

Net Realized Gain on Investments	14,647
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,939)

Net Realized and Unrealized Gain on Investments	12,708

Net Increase in Net Assets Resulting From Operations	$12,058

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund

For the Years Ended October 31,

	2017	2016

Operations:
Net Investment Loss	$(650)	$(699)
Net Realized Gain on Investments	14,647	15,043
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,939)	(23,572)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,058	(9,228)

Dividends and Distributions:
Net Investment Income	—	(183)
Net Realized Gain	(13,832)	(669)

Total Dividends and Distributions	(13,832)	(852)

Capital Share Transactions:
Issued	839	2,102
Reinvestment of Dividends and Distributions	13,758	848
Redeemed	(37,052)	(34,497)

Net Decrease in Net Assets Derived from Capital Share Transactions	(22,455)	(31,547)

Total Decrease in Net Assets	(24,229)	(41,627)

Net Assets:
Beginning of Year	122,261	163,888

End of Year	$98,032	$122,261

Accumulated Net Investment Loss/Distributions in Excess of Net Investment Income	$(1,426)	$(776)

Shares Transactions:
Issued	36	88
Reinvestment of Dividends and Distributions	589	36
Redeemed	(1,590)	(1,434)

Net Decrease in Shares Outstanding	(965)	(1,310)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund

For a Share Outstanding Throughout Each Year

For the Years Ended October 31,

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$23.86	$25.47	$31.34	$32.31	$22.97

Net Investment Income (Loss)(1)	(0.13)	(0.12)	0.01	(0.05)	(0.04)
Realized and Unrealized Gain (Loss) on Investments	2.61	(1.35)	(4.36)	(0.73)	9.40

Total from Operations	2.48	(1.47)	(4.35)	(0.78)	9.36

Dividends from Net Investment Income	—	(0.03)	—	—	(0.02)
Distributions from Net Realized Gains	(2.77)	(0.11)	(1.52)	(0.19)	—

Total Dividends and Distributions	(2.77)	(0.14)	(1.52)	(0.19)	(0.02)

Net Asset Value, End of Year	$23.57	$23.86	$25.47	$31.34	$32.31

Total Return(2)	10.52%	(5.78)%	(14.45)%	(2.41)%	40.76%

Net Assets End of Year (000)	$ 98,032	$ 122,261	$ 163,888	$ 209,965	$ 219,006
Ratio of Expenses to Average Net Assets	1.25%	1.22%	1.19%	1.18%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57)%	(0.50)%	0.03%	(0.15)%	(0.14)%
Portfolio Turnover Rate	23%	42%	27%	17%	12%

(1)	Per share calculations were performed using average shares for the year.
(2)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2017

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser” or “FMC”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements. The Fund is classified as an investment company in conformity with U.S. generally accepted accounting principles (“GAAP”) and as such follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2017

not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2017, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the year ended October 31, 2017, there were no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2017

current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any interest or penalties.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended October 31, 2017, the Fund was allocated CCO fees totaling $2,485.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2017

Exchange Act of 1934 and rules promulgated by the SEC. For the year ended October 31, 2017, the Adviser received $21,922 in brokerage commissions from the Fund.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Trust and the Administrator have entered into an Administration Agreement under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund paid $136,605 for these services.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5.	Investment Advisory Agreement:

For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. FMC may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the year ended October 31, 2017, FMC received advisory fees of 1.00% of the Fund’s average daily net assets.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the year ended October 31, 2017, were as follows:

Purchases	$21,463

Sales	49,560

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2017

from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. During the year ended October 31, 2017, the Fund had no permanent differences.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2017 and October 31, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2017	$—	$13,832	$13,832
2016	183	669	852

As of October 31, 2017, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$14,648
Late-Year Loss Deferral	(366)
Unrealized Appreciation	22,694

Total Distributable Earnings	$36,976

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2017 through October 31, 2017, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at October 31, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$74,979	$25,704	$(3,010)	$22,694

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to PFIC adjustments, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

8.	Other:

At October 31, 2017, two shareholders of record held 93% of the Fund’s total outstanding shares. These shareholders of record were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2017

9.	Regulatory Matters:

In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of FMC Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FMC Strategic Value Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confir-mation of securities owned as of October 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Strategic Value Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2017

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 through October 31, 2017). The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,013.80	1.26%	$6.40
Hypothetical 5% Return	1,000.00	1,018.85	1.26	6.41

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES[3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

INDEPENDENT
TRUSTEES[4]
John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES
(continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.

None.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

NOTICE TO SHAREHOLDERS

OF

FMC STRATEGIC VALUE FUND

(Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividends Receivable Deduction(1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemptions of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.